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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 14, 1996

                             THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)


  British Columbia, Canada              0-18429                98-0121376
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(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                    Identification No.)




             4126 Norland Avenue, Burnaby, British Columbia   V5G 3S8
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               (Address of principal executive offices)      (zip code)



Registrant's telephone number, including area code      604-299-9321
                                                  ----------------------------



                                      N/A
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         (Former name or former address, if changed since last report)




                                                   Exhibit Index is on page 3
                                                                  Page 1 of 5
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ITEM 5.  OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit No.      Description
         -----------      -----------

         Exhibit 99       The Loewen Group Inc. Press Release dated October 14,
                          1996


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 1996

                                            THE LOEWEN GROUP INC.



                                            By:   /s/ Peter S. Hyndman
                                                  -----------------------------
                                                  Name:  Peter S. Hyndman
                                                  Title:   Corporate Secretary
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                                 EXHIBIT INDEX



                                                              Sequential
Number           Exhibit                                      Page Number
------           -------                                      -----------

99               The Loewen Group Inc.                              4
                 Press Release dated October 14, 1996